                            THE MARQUEE GROUP, INC.

                                CREDIT AGREEMENT

                                Amendment No. 1

         This Amendment, dated as of August 12, 1998 (this "Amendment"), is among The Marquee Group, Inc., a Delaware corporation (the "Company"), its subsidiaries set forth on the signature pages hereof (the "Subsidiaries") and BankBoston, N.A., as Agent for the Lenders under the Credit Agreement (as defined below). The parties agree as follows:

         1. Credit Agreement; Definitions. This Amendment amends the Credit Agreement dated as of July 31, 1998 among the parties hereto and the Lenders (as in effect prior to giving effect to this Amendment, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

              2.1. Amendment of Definition of English Borrower. Section 1.48 of the Credit Agreement is amended to read in its entirety as follows:

                   "1.48 "English Borrower" means Marquee Group (UK) Limited, a company organized under the laws of England."

              2.2. Amendment of Exhibit 2.2.3. Exhibit 2.2.3 to the Credit Agreement is replaced in its entirety with Exhibit 2.2.3 hereto.

         3. Representation and Warranty. In order to induce the Agent to enter into this Amendment, each of the Company and the Subsidiaries jointly and severally represents and warrants that, after giving effect to this Amendment, no Default exists.

         4. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Amendment, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Amendment and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


              [The rest of this page is left intentionally blank.]

         Each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                       THE MARQUEE GROUP, INC.


                                       By  /s/ Jan E. Chason
                                          ---------------------------------
                                          Jan E. Chason
                                          Chief Financial Officer



                                       ATHLETES AND ARTISTS, INC.
                                       SPORTS MARKETING AND TELEVISION
                                         INTERNATIONAL, INC.
                                       QBQ ENTERTAINMENT, INC.
                                       PROSERV, INC.
                                       PROSERV UK, INC.
                                       MARQUEE ALPHABET CITY RECORDS, INC.


                                       By  /s/ Jan E. Chason
                                          ---------------------------------
                                          As Chief Financial Officer of each
                                          of the foregoing corporations


                                       BANKBOSTON, N.A.,
                                          as Agent under the Credit Agreement


                                       By  /s/ Daniel Kortick
                                          ---------------------------------
                                          Title:

                                                                  Exhibit 2.2.3

                              FORM OF ENGLISH NOTE


R-__                                                               ______, 1998


         FOR VALUE RECEIVED, the undersigned, Marquee Group (UK) Limited, a company organized under the laws of England (the "Company"), hereby promises to pay [__________] (the "Lender") or order, on the Final Maturity Date, the aggregate unpaid principal amount of the loans made by the Lender to the Company as part of the Loan pursuant to the Credit Agreement referred to below. The Company promises to pay interest from the date hereof, computed as provided in the Credit Agreement, on the aggregate principal amount of such loans from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement, all such interest being payable at the times specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

         Payments hereunder shall be made to BankBoston, N.A., as agent for the Lender, at 100 Federal Street, Boston, Massachusetts 02110, or at 39 Victoria Street, London, England SW1H 0ED.

         All loans made by the Lender as part of the Loan pursuant to the Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company under this Note, such Credit Agreement or any other Credit Document.

         This Note evidences borrowings under, and is entitled to the benefits of, and is subject to the provisions of, the Credit Agreement dated as of July 31, 1998, as from time to time amended and in effect (the "Credit Agreement"), among The Marquee Group, Inc., certain of its Subsidiaries (including the Company), the Lender and the Agent. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the meanings so defined.

         In case an Event of Default shall occur, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

         The parties hereto hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, forbearance or other indulgence without notice.


                                             MARQUEE GROUP (UK) LIMITED



                                             By
                                               --------------------------------
                                               Title:

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                        LOANS AND PAYMENTS OF PRINCIPAL

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